UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: June 4, 2015
(Date of earliest event reported)

 Chegg, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36180	20-3237489
(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle
Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(408) 855-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On June 4, 2015, Chegg Inc. (the "Registrant") held its 2015 Annual Meeting of Stockholders (the "Meeting"). At the Meeting, the stockholders voted on the following two proposals and cast their votes as follows:

1.
To elect two Class II directors, each to serve until the third annual meeting of stockholders following the Meeting and until his or her successor has been elected and qualified or until his or her earlier resignation or removal:

Nominee	For	Withheld	Broker Non-Votes
Marne Levine	47,170,472	797,978	18,802,508
Richard Sarnoff	47,333,335	635,115	18,802,508

2.	To ratify the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2015:

For	Against	Abstain
66,678,655	51,837	40,466

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By:	/s/ Andrew Brown
Andrew Brown
Chief Financial Officer
Date: June 4, 2015